                                                                   Exhibit 10.17

CONFIDENTAL

                           PATENT ASSIGNMENT AGREEMENT

                    This agreement (hereinafter "Agreement")
               is made and effective on the 4th day of June, 2004
                            ("Date of the Agreement")
                          and entered into and between

                           HORMOS MEDICAL CORPORATION
                        PharmaCity, Itainen Pitkakatu 4 B
                            FIN-20520 Turku, Finland

                      (hereinafter referred to as "Hormos")

                                       and

                               UNIVERSITY OF TURKU
                       FIN-20014, Turun yliopisto, Finland

                  (hereinafter referred to as the "University")

        The University and Hormos are together referred to as "Parties".

WITNESSETH;

Whereas,
Two researchers of the Institute of Biomedicine at the University, Prof. Risto Santti and Dr. Tomi Streng (hereinafter the "Inventors") have in collaboration with Hormos studied use of aromatase inhibitors in the treatment of lower urinary tract symptoms (LUTS) under a research collaboration agreement, dated Feb. 1, 2002. In course of research the Inventors have made an invention relating to the method for the treatment of prevention of lower urinary tract symptoms or pelvic pain with selective estrogen receptor modulators (SERMs). The Inventors have assigned all of their rights to the Invention to the University.

Whereas,
The University and the Inventors have given information of the Invention (as defined hereinafter) to Hormos and the Parties have in collaboration prepared and filed a patent application thereof. Hormos is interested in studying the usefulness of the Invention to Hormos and the exploitation and development of the Invention to commercially viable pharmaceutical product(s).

Whereas,
The Parties have reached a consensus on the transfer to Hormos of the Invention and the right to apply for and obtain corresponding Letters Patent in any country of the world.

Furthermore, Hormos and University are interested in and intend to continue their co-operation in further study of the mechanisms related to LUTS.

Now, the Parties agree as follows:

1.   DEFINITIONS:

"Assignee" shall mean any third party to whom Hormos has assigned its right to receive royalties, excluding licensee, sub-licensee and a party to whom Hormos has sold or assigned the Invention entitling the University to a one time payment as set forth in section 4.5.

"Invention" shall mean an invention made by the Inventors as it is described in the U.S patent application n:o ***** ************************* filed *****.

"Net Income" shall include all milestone payments, royalties and other income based on the commercial exploitation of the Invention and received by Hormos or its Assignee. Hormos shall be permitted to deduct from its Net Income audited costs of Hormos internal R&D, the payments made to third parties or to the University which costs or payments have directly contributed the development of the Invention and which costs or payments incurred after the Date of the Agreement.

"Patent(s)" shall mean any patent rights to the Invention and any and all patents, Letters Patent or patent applications granted or pending in any country of the world and based wholly or partly on the Invention, all reissues, extensions, substitutions, confirmations, registrations, revalidations, additions, continuations in part, refilings and divisions thereof and any supplemental protection certificates.

"Product" shall mean any product or product concept on the market for use by consumers developed by or on behalf of Hormos utilising the claims of the Patents comprising the Invention or any part of the claims.

2.   ASSIGNMENT

     2.1. The University hereby assigns to Hormos:

          a) all of its rights, title and interest in and to the Invention to the intent that the grant of any Patents thereon shall be in the name and vest of Hormos; together with all rights and powers arising or accrued therefrom including, but not limited to, the right to sue for damages and other remedies in respect of any infringement of such rights or other acts within the scope of any claims accompanying the Patent rights.

          b) the right to apply for, prosecute and obtain Patent or similar protection throughout the world in respect of the Invention including, but not limited to the right to claim priority from any filed patent application to the intent that the grant of any Patents or similar protection shall be in the name of Hormos.

          c) However, the University and the Inventors shall be entitled, free of any charge and without any compensation, to perpetually use the Invention, whether patented or not, for their further academic, non-commercial research and for teaching purposes. Right to commercially use and exploit any new invention which is related to the treatment or prevention of lower urinary tract symptoms or pelvic pain and which is directly and solely arising out of exercising such right shall be first offered to Hormos.

     2.2. The University hereby warrants to Hormos that it has an unrestricted right and authority to effect the assignment of the Invention. Furthermore the University warrants that to the best of its knowledge, the Invention is free from encumbrances.

     2.3. The Invention and any information related to the Invention are understood to be experimental in nature, and except as provided herein, neither the University nor the Inventors make any representations or extend any warranties of any kind, either express or implied. There are no express or implied warranties, responsibilities or liabilities of merchantability or fitness for a particular purpose, or that the use of the Invention or any rights in and to the Invention, as well as, any information related to the Invention will not infringe any patent, copyright, trademark or other rights. It is Hormos' responsibility to ensure that the Invention and any rights pertaining to the Invention, as well as, any information related to the Invention are suitable for Hormos and for Hormos' needs and the University or the Inventors shall have no liability for Hormos' use or other action or non-action of the Invention or any rights pertaining to it or of any information related to the Invention. Neither the University nor the Inventors shall have any liability with respect to this Agreement for indirect, consequential, exemplary or incidental damages (including without limitation loss of profits, loss of contracts, business interruptions) even if they have been advised of the possibility of such damages.

This section 2.3. survives the termination or expiration of this Agreement.

     2.4  Liability for claims of patent infringement presented by third parties

Hormos shall be solely responsible and liable for the relating costs of arbitration and other costs for proceedings, as well as, for any other expenses and damages related to any claims of patent infringement presented to Hormos by third parties. The University and the Inventors shall be totally free from such costs, expenses or damages.

This section 2.4. remains in force as long as Hormos or its Assignee or its successor is the owner of the Patent(s).

3.   PROSECUTION OF PATENT APPLICATIONS AND MAINTENANCE OF THE PATENTS

     3.1. After the execution of this Agreement, Hormos shall be responsible for filing, prosecution, maintenance of the Patents and any costs thereto. Hormos is entitled in its sole discretion to make any decision related to patenting strategy. Hormos undertakes to use its best endeavours to obtain a patent.

     3.2. In case Hormos or its successor in title decides to discontinue the prosecution and/or maintenance of all the Patents, Hormos or its successor undertakes to primarily offer the Patents free of charge to the University. In order to reserve the University reasonable time to prepare its own decision, Hormos undertakes to inform already when preparing or considering decision to discontinue Patent maintenance. In case the University decides not to accept the offer, Hormos shall offer the Patents free of charge to the Inventors. If such transfer or assignment back to the University or the Inventors takes place before the PCT national phase has become due, Hormos shall be responsible for the costs related to patent transfer. In case the assignment takes place after the PCT national phase has become due, Hormos shall offer to transfer the Patents at the assignee's (the University or the Inventors) cost.

     3.3. Upon specific assignment by Hormos, the University and the Inventors are obliged to technically assist Hormos in the prosecution and defence of any Patents or Patent applications at a reasonable cost paid to the University or to the Inventors by Hormos. At the request of the University Hormos agrees to keep the University and the Inventors informed of the status of Patent prosecution.

4.   REMUNERATION

     4.1. As a consideration for the Invention assigned herein and the right to exploit said Invention, Hormos agrees to pay i) to the Inventors patent application fees and patent approval fees ii) signing fee and milestone payments to the University and iii) royalties for the commercial exploitation of the Invention to the University, as defined hereinbelow.

          4.1.1. Patent application fee. Hormos shall pay a patent application fee of 700 E individually to both of the Inventors within thirty (30) days after the date of this Agreement or the date the first patent application is filed, whichever is later, provided that Hormos has received appropriate bank account and taxation details from the Inventors. Patent application fee is non-refundable.

          4.1.2. Patent approval fee. Hormos shall pay a patent approval fee of 700 E individually to both of the Inventors within thirty (30) days after the first Patent based on the Invention has been granted by any patent authority carrying out the examination of patentability, provided that Hormos has received appropriate bank account and taxation details from the Inventors. Patent approval fee is non-refundable.

          4.1.3. Signing fee. Hormos shall pay to the University a non-refundable signing fee of **** E within 30 days after this Agreement has been signed by both Parties. The University shall provide Hormos with itemized invoice.

          4.1.4. Milestone payment. Hormos shall pay to the University a non-refundable milestone payment of 10.000 E at latest on June 30 2005 after receipt of itemized invoice from the University. The milestone payment shall be due only in case Hormos still wishes to exploit the Patents and to continue the prosecution and maintenance of the Patents. If Hormos decides not to prosecute the Patents, Hormos shall assign the Patents back to the University free of charge and at its cost in accordance with section 3.2. above.

     4.2. Royalties. Hormos shall pay a product-specific royalty to the University out of the Net Income received by Hormos or by its Assignee or by its successor based on universal succession for the Product (Royalty). The Royalty shall be paid to the University irrespective of how and by whom the Products are sold.

The Royalty shall be

          a)   **** (**) per cent of the Net Income of Hormos in case ******
               **************************************************************
               ***************************************************

          b)   **** (**) per cent of the Net Income of Hormos in case *********
               **************************************************************
               ***************************************************************
               **************.

          c)   **** (**) per cent of the Net Income of Hormos in case *********
               *********
               **************************************************************
               ************************************************************
               **************.

Hormos' obligation to pay Royalties shall terminate on a country-by-country basis concurrently with the expiry or termination of the Patent rights (including any SPC or corresponding) in the country in which the Product is on the market. For avoidance of doubt, in addition to the Royalty payable to the University and the fees paid to the Inventors, Hormos shall not be obliged to pay any other payments or compensation to the Inventors or the University.

     4.3. The Royalty defined above is product-specific. If there are more than one Product based on claims of a Patent, the University is entitled to Royalties for each Product. If a Product utilises claims of more than one patent where the Inventors are inventors, the Parties shall negotiate in good faith of a fair royalty rate for the Product. Until the Parties have reached an agreement on the new royalty, the royalty rates set forth in this Agreement will be applied.

     4.4. Hormos shall keep and require its possible licensees to keep and maintain complete and accurate records and books of account in sufficient detail and form so as to enable verification of Royalties paid or payable hereunder. Hormos will allow and arrange the Inventors to audit its own and its licensees records for correctness of royalty payments, if requested and at auditor's expense.

Payment schedule for the Royalties

The Royalty payments to the University shall be paid within 30 days after Hormos has received its respective Net Income, if the Product is marketed by a licensee or an other third party. If the Product is marketed by Hormos, Hormos shall pay the Royalty once a year within 14 days after the closing of the accounts has been completed. Hormos shall inform in writing the University within 30 days after the Product has entered into the market and after that report in detail in writing annually of its Net Income in connection with the payment of the respective Royalties.

The Royalties shall be payable to the following bank account:
IBAN-account number: ****************************************
*********************************************
**************************
**************************************************

     4.5. If Hormos sells or assigns the Invention and patents related to it without receiving any royalties, Hormos shall pay as a one time compensation to the University as follows:

          a)   **** (**) per cent of the total purchase price in case ***
               ********************************************************
               ***************************************************************
               ****************************************************************
               **************************************************************
               **********************.

          b)   **** (**) per cent of the total purchase price in case ***
               ****************************************************************
               *************************************************************
               ************************************************************
               ****************************************************************
               ******************************************************.

If the purchase takes place after 24 months from the Date of the Agreement, the compensation percentage is **** of what has been stated in sections 4.5. a) and
b) above.

The compensation shall be paid to the University by Hormos within 30 days from the date Hormos received the price of the purchase.

     4.6. The royalties and compensations set forth in this Agreement are exclusive from any value added tax (VAT). If the payments are subject to VAT, an applicable VAT at the time of payment will be added to the payments and paid by Hormos to the University.

5.   GOVERNING LAW AND DISPUTE RESOLUTION

This Agreement will be governed by the laws of Finland. In the event of any controversy, claim or dispute arising out of or relating to any provision of this Agreement, the Parties shall try to settle those conflicts amicably between themselves within ninety (90) days of either Party's request for amicable settlement negotiations. Should the Parties fail to so settle then the matter in dispute shall be finally settled by one arbitrator appointed under the rules of the Finnish Central Chamber of Commerce and decided in accordance with the Finnish Arbitration Act (23.10.1992/967) and the rules of the Finnish Central Chamber of Commerce. The arbitration will be in Turku and be conducted in Finnish.

6.   MISCELLANEOUS

     6.1. No amendment or modification of this Agreement will be deemed legally binding, unless made in writing and signed by both Parties hereto.

     6.2. Each Party hereto agrees to execute, acknowledge and deliver such further instruments and documents and to do all such as may be necessary or appropriate to affect the purpose and intent of this Agreement.

     6.3. This Agreement with its appendices contains the entire understanding of the Parties with respect to the matters contained herein.

     6.4. If any provision hereof is or later becomes invalid or unenforceable such provision shall be ineffective without affecting the validity of the remaining provisions.

7.   TERM

This Agreement shall enter into force as from the date written in the first page and shall remain in effect until the last of the issued Patents expires (including any applicable patent term restoration or extension that may be allowed, such as a supplementary protection certificate) or until the Patent has been offered back to the University in accordance with and under circumstances of section 3.2.

This Agreement may be terminated by the University or by Hormos by notice in writing effective immediately upon receipt by the other Party of such notice if any of the following events would occur:

     (i) breach or failure by the other Party to perform any of its obligations which breach or failure shall not have been remedied by the other Party in breach within a period of thirty (30) days after written notice thereof; or

     (ii) bankruptcy, liquidation or permanent insolvency of the other Party.

Consequences of termination based on the subsection (i) are that the non-breaching Party is entitled to a compensation for the damage or loss caused by the breaching Party and /or all rights, title and interest in and to the Invention and the Patent(s) shall be automatically returned to the University.

Consequences of termination based on the subsection (ii) are that all rights, title and interest in and to the Invention and the Patent(s) shall be automatically returned to the University.

E.g. the following sections 1., 2.1.c)., 4.4, 5 and 6. survive the termination or expiration of this Agreement.

8.   SIGNATURES

This agreement is executed in two (2) originals, one for the University and the other for Hormos.

In witness hereof, the Parties hereto have executed this as of the day and year first written above.

UNIVERSITY OF TURKU


By: /s/ Harri Lonnberg                  Date and place Turku, 4.6.2004
    ---------------------------------
    Harri Lonnberg, Vice Rector


By: /s/ Eliisa Sarkilahti               Date and place Turku, 4.6.2004
    ---------------------------------
    Eliisa Sarkilahti,
    Head of Research Services

Accepted by the Inventors               Date and place Turku May 31, 2004


/s/ Risto Santti                        /s/ Tomi Streng Lund 24.05.2004
-------------------------------------   ----------------------------------------
By: Risto Santti                        By: Tomi Streng


HORMOS MEDICAL CORPORATION


By: /s/ Risto Lammintausta              Date and place Turku 12.05.2004
    ---------------------------------
    Risto Lammintausta, CEO